

                                Greer State Bank
                                 Balance Sheet
                              As of June 30, 2001

                                                                               In 000's
Assets                                                            6/30/2001               12/31/2000
                                                                 -------------           -------------

Cash and Due from Depository Institutions
Interest -bearing                                                      $1,221                    $216
Noninterest-bearing                                                     5,357                   4,568

U.S. Treasury Securities                                                    0                       0

Obligations of other U.S. Gov't
   agencies & corporations                                              6,098                   5,508

Obligations of states and political
   subdivisions in the U.S.                                            12,891                   9,845

Other bonds, notes and debentures                                      20,421                  17,562

Marketable Equity Securities                                            3,402                   3,325

Trading account securities                                                  0                       0

Federal funds sold and securities
   purchased under agreements to resell                                 2,320                     130

Loans (net of unearned income)                                        117,796                 115,952
   Less:  Allowance for possible                                        1,029                     948
          loan losses
                                                                  -----------             -----------

Loans, net                                                            116,767                 115,004

Lease financing receivables                                               469                     509

Bank premises, furniture and fixtures and
   other assets representing bank premises                              4,021                   4,141

Real estate owned other than bank premises                                456                     316

Investments in unconsolidated subsidiaries
   and associated companies                                                 0                       0

Customers' liability to this bank
   on acceptances outstanding                                               0                       0

Intangible Assets                                                           0                       0

Other Assets                                                            4,681                   4,798
                                                                 -------------           -------------

                                       TOTAL ASSETS                  $178,104                $165,922
                                                                 =============           =============


                                                                               In 000's
Liabilities                                                       6/30/2001               12/31/2000
                                                                 -------------           -------------

Deposits
   Demand deposits in domestic bank offices                           $15,673                 $15,066
   Savings deposits in domestic bank offices                           52,346                  45,240
   Time deposits in domestic bank offices                              62,113                  66,768
   Deposits in foreign offices                                              0                       0
                                                                 -------------           -------------
Total Deposits                                                       $130,132                $127,074

Federal funds purchased and securities
   sold under agreements to repurchase                                      0                     900

Interest-bearing demand notes (note balance)
   issued to the U.S. Treasury                                              0                       0

Other liabilities for borrowed money                                   31,753                  23,290

Mortgage indebtness and liability
   for capitalized leases                                                   0                       0

Bank's liability on acceptances
   executed and outstanding                                                 0                       0

Other liabilities                                                       1,700                   1,435
                                                                 -------------           -------------

Total liabilities
(excluding subordinated notes & debentures)                          $163,585                $152,699
                                                                 -------------           -------------

Subordinated notes and debentures                                           0                       0

Equity Capital

Preferred stock                                                             0                       0

Common stock                                                            7,407                   7,390

Surplus                                                                 3,695                   3,660

Undivided profits                                                       3,268                   2,318

Net unrealized gain/loss on
    marketable equity securities                                          149                    (145)
                                                                 -------------           -------------

                          Total equity capital                        $14,519                 $13,223
                                                                 -------------           -------------

             TOTAL LIABILITIES AND EQUITY CAPITAL                    $178,104                $165,922
                                                                 =============           =============


                                Greer State Bank
                              Statement of Income
                              As of June 30, 2001


                                                     For the
                                                  Quarter Ended                                Year-to-Date

                                             6/30/2001           6/30/2000            6/30/2001          6/30/2000
                                           ------------        ------------         ------------       ------------
Operating Income

Interest and fees on loans                      $2,472              $2,307               $5,009             $4,398

Interest on balances with
   depository institutions                           7                   3                   12                  9

Interest on federal funds
   sold and securities purchased
   under agreements to resell                       17                   1                   51                  1

Interest on investment securities
   -U.S. gov't and federal
   agencies                                        310                 392                  611                788

Interest on obligations of states
   and other political
   subdivisions in the U.S.                        145                 149                  273                297

Interest on other bonds, notes
   and debentures                                   73                 100                  156                199

Dividends on stock                                  26                  25                   53                 47

Income from lease financing                          6                   6                   12                 13

Income from fiduciary activities                     0                   0                    0                  0

Service charges on deposit
   accounts in domestic offices                    229                 120                  449                233

Other service charges,
   commissions and fees                            272                 215                  531                402

Other operating income                               0                   0                    0                  0
                                           ------------        ------------         ------------       ------------

Total Operating Income                          $3,557              $3,318               $7,157             $6,387
                                           ============        ============         ============       ============


Operating Expenses

Salaries and employee                              635                 580                1,288              1,187
   benefits

Interest on time certificates of
   deposit of $100,000 or more
   issued by domestic offices                      679                 345                1,086                640

Interest on other deposits                         513                 823                1,425              1,600

Expense of federal funds pur-
   chased and securities sold
  under repurchase agreements                        2                  13                    3                 20

Interest on demand notes
   issued on the U.S. Treasury                       0                   0                    0                  0




                                                       For the
                                                     Quarter Ended                            Year-to-Date

                                             6/30/2001           6/30/2000            6/30/2001          6/30/2000
                                           ------------        ------------         ------------       ------------

Interest on other borrowed
   money                                           393                 372                  805                705

Interest on subordinated notes
   and debentures                                    0                   0                    0                  0

Occupancy expense of bank
   premises (gross)                                 90                  96                  185                192

Furniture and equipment
   expense                                          91                  62                  182                122

Provision for possible loan
   losses                                           75                  39                  135                 75

Other operating expense                            370                 324                  734                640
                                           ------------        ------------         ------------       ------------

Total Operating Expense                         $2,848              $2,654               $5,843             $5,181
                                           ============        ============         ============       ============


Income (loss) before taxes and                     709                 664                1,314              1,206
   other gains (losses)

Securities gains (losses), gross                     5                   0                   18                  0

Income before income taxes                        $714                $664               $1,332             $1,206
                                           ------------        ------------         ------------       ------------
   & dividends

Applicable income taxes                            207                 193                  382                333
                                           ------------        ------------         ------------       ------------


Net Income (Loss)                                 $507                $471                 $950               $873
                                           ------------        ------------         ------------       ------------

Earnings (Loss) per
  Common Diluted Share                           $0.33               $0.31                $0.63              $0.58
                                           ============        ============         ============       ============



             Note:  Net income per share has been restated to reflect stock dividends paid and stock split.


                                Greer State Bank
                       Statements of Comprehensive Income
                              As of June 30, 2001

                                                     For the
                                                  Quarter Ended                                 Year-to-Date

                                          6/30/2001            6/30/2000              6/30/2001            6/30/2000
                                        ------------         ------------           ------------         ------------

Net Income (Loss)                              $507                 $471                   $950                 $873

Other comprehensive
income(loss), net of tax
        Net change in unrealized gains
        on securities available-for-sale        (40)                  34                    294                  (29)
                                        ------------         ------------           ------------         ------------


Comprehensive Income                           $467                 $505                 $1,244                 $844
                                        ============         ============           ============         ============




                                Greer State Bank
                   Statements of Changs in Stockholder Eqity
             For the six months ended June 30, 2001, 2000 and 1999
                             (Dellars in Thousands)


                                 Common                             Retained        Unrealized       Stockholders
                                 Stock            Surplus           Earnings          Losses            Equity
                              -------------     -------------     -------------    --------------    -------------

Balances at 12/31/1998              $3,522            $6,093            $1,144              $309          $11,068

Cash in lieu of fractional
   shares (stock dividend)                                                                                     $0

Cash Dividend                                                            ($426)                             ($426)

Stock exercised pursuant
   to stock option plan                $25               $58                                                  $83

Issuance of
   2-for-1 Stock Split              $3,547           ($3,547)                                                  $0

Unrealized Gains/(Losses)
   on marketable
   equity securities                                                                        ($21)            ($21)

Unrealized Gains/(Losses)
   investment portfolio                                                                    ($679)           ($679)

Net Income                                                                $728                               $728
                              -------------     -------------     -------------    --------------    -------------

Balances at 6/30/1999               $7,094            $2,604            $1,446             ($391)         $10,753
                              =============     =============     =============    ==============    =============

Balances at 12/31/1999              $7,116            $2,609            $2,181             ($722)         $11,184

Cash in lieu of fractional
   shares (stock dividend)                                                 ($9)                               ($9)

Cash Dividend                                                            ($501)                             ($501)

Stock exercised pursuant
   to stock option plan                $55              $110                                                 $165

Issuance of
   Stock Dividend                     $213              $894           ($1,107)                                $0

Unrealized Gains/(Losses)
   on marketable
   equity securities                                                                          $1               $1

Unrealized Gains/(Losses)
   investment portfolio                                                                     ($30)            ($30)

Net Income                                                                $873                               $873
                              -------------     -------------     -------------    --------------    -------------

Balances at 6/30/2000               $7,384            $3,613            $1,437             ($751)         $11,683
                              =============     =============     =============    ==============    =============


                                 Common                             Retained        Unrealized       Stockholders
                                 Stock            Surplus           Earnings          Losses            Equity
                              -------------     -------------     -------------    --------------    -------------

Balances at 12/31/2000              $7,390            $3,660            $2,318             ($145)         $13,223

Cash in lieu of fractional
   shares (stock dividend)

Cash Dividend

Stock exercised pursuant
   to stock option plan                $17               $35                                                  $52

Issuance of
   Stock Dividend

Unrealized Gains/(Losses)
   on marketable
   equity securities                                                                          $8               $8

Unrealized Gains/(Losses)
   investment portfolio                                                                     $286             $286

Net Income                                                                $950                               $950
                              -------------     -------------     -------------    --------------    -------------

Balances at 6/30/2001               $7,407            $3,695            $3,268              $149          $14,519
                              =============     =============     =============    ==============    =============


                                Greer State Bank
                            Statements of Cash Flows



                                                                                      For the Six Months Ended
                                                                                 ----------------------------------
                                                                                   06/30/01             06/30/00
                                                                                 ----------------------------------
OPERATING ACTIVITIES
  Net Income                                                                           950,054             873,214
  Cash provided by operating activities
    Depreciation                                                                       140,109             199,355
    (Gain) Loss on sale of securities                                                  (17,874)                  0
    Provision for possible loan loss                                                   135,000              75,000
    Decrease in accrued interest receivable                                              1,648             (65,352)
    Increase in other assets                                                           (97,671)           (226,029)
    Increase in accrued interest payable                                                83,918             337,889
    Increase in miscellaneous liabilities                                              (19,412)            147,360
                                                                                 ----------------------------------

        Net cash provided by operating activities                                    1,175,772           1,341,437
                                                                                 ----------------------------------

INVESTING ACTIVITIES
  Proceeds from the sale of securities                                               4,945,555             917,079
  Purchase of securities                                                           (11,939,342)           (247,360)
  Net (increase) decrease in federal funds sold                                     (2,190,000)           (150,000)
  Proceeds from sale of fixed asset                                                          0            (181,600)
 Purchase of Bank-Owned Life Insurance                                                       0          (1,415,000)
  Increase in loans                                                                 (1,998,597)        (12,062,057)
  Capital expenditures                                                                 (19,629)           (403,306)
                                                                                 ----------------------------------

        Net cash used for investing activities                                     (11,202,013)        (13,542,244)
                                                                                 ----------------------------------

FINANCING ACTIVITIES
  Net increase in deposits                                                           3,257,563           8,623,428
  Net proceeds (repayment) of notes payable FHLB                                     8,462,292           4,404,837
  Net proceeds (repayment) of federal funds purchased                                 (900,000)                  0
  (Purchase) Redemption of FHLB stock                                                  (64,000)           (509,732)
  Proceeds from issuance of stock through options                                       52,309             165,591
                                                                                 ----------------------------------

        Net cash provided by financing activities                                   10,808,164          12,684,124
                                                                                 ----------------------------------

        Net increase in cash and due from banks                                        781,923             483,317

CASH AND DUE FROM BANKS, BEGINNING OF PERIOD                                         4,783,656           4,578,257
                                                                                 ----------------------------------

CASH AND DUE FROM BANKS, END OF PERIOD                                               6,577,541           5,061,574
                                                                                 ==================================

CASH PAID FOR

  Income taxes                                                                         395,963             333,040
                                                                                 ==================================
  Interest                                                                           3,235,403           2,627,525
                                                                                 ==================================
